                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No 1 to
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 22, 2006

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

          Nevada                         000-50944                 84-156582
----------------------------       -----------------------   -------------------
(State or other jurisdiction       Commission File Number)       IRS Employer
      of incorporation)                                      Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (856) 767-5661
                                 --------------

                                209 Robwood Road
                            Baltimore, Maryland 21222
                            -------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


The Form 8-K is amended to provide the following financial statements for Carbon Recovery Corporation:






                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                           CARBON RECOVERY CORPORATION


                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


                          INDEX TO FINANCIAL STATEMENTS



                                                                         PAGE(S)
                                                                         -------
AUDITED FINANCIAL STATEMENTS:

     Report of Independent Registered Public Accounting Firm                 1-2

     Balance Sheets as of December 31, 2005 and 2004                           3

     Statements of Operations for the years ended December 31,
     2005 and 2004 with Cumulative Totals since Inception                      4

     Statements of Changes in Stockholders' Equity (Deficit) for the
     period July 19, 2002 (Inception) Through December
     31, 2005                                                                5-6

     Statements of Cash Flow for the years ended December 31, 2005 and
         2004 with Cumulative Totals since Inception                           7

     Notes to Financial Statements                                          8-20

                    BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------



Board of Directors
Carbon Recovery Corporation
West Berlin, New Jersey

We have audited the accompanying balance sheets of Carbon Recovery Corporation (A Development Stage Company) (the "Company") as of December 31, 2005 and 2004 and the related statements of operations, changes in stockholders' equity (deficit), and cash flow for the years then ended, with cumulative totals of operations, stockholders' equity (deficit), and cash flows since July 19, 2002 (inception). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements for the years ended December 31, 2005 and 2004 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has raised certain issues that lead to substantial doubt about its ability to continue as a going concern. The Company does not have substantial revenue generating activities and has had operating deficits. Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carbon Recovery Corporation (A Development Stage Company) as of December 31, 2005 and 2004 and the results of its operations, changes in stockholders' equity (deficit) and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The Company has restated its previously issued financial statements for the year ended December 31, 2005 on its report dated March 3, 2006. The Company has restated its financial statements to properly reflect the effect of a non-monetary transfer of an asset between the Company and a related entity. This transaction resulted in a decrease in stockholders' equity of $37,500,000. There was no effect on the net loss applicable to common shares for the year ended December 31, 2005.




/s/ BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
March 3, 2006, except for Note 10 dated July 31, 2006



     MEMBER OF:        AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                       CENTER FOR PUBLIC COMPANY AUDIT FIRMS (CPCAF)
                       NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                       PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                       FLORIDA STATE BOARD OF ACCOUNTANCY


                                          CARBON RECOVERY CORPORATION
                                         (A DEVELOPMENT STAGE COMPANY)
                                                BALANCE SHEETS
                                          DECEMBER 31, 2005 AND 2004


                                                    ASSETS
                                                    ------
                                                                               Restated
                                                                                 2005               2004
                                                                            ------------       ------------
CURRENT ASSETS
   Cash                                                                     $    559,688       $    568,756
   Employee advances                                                                  --              2,882
                                                                            ------------       ------------

          TOTAL CURRENT ASSETS                                                   559,688            571,638
                                                                            ------------       ------------

Fixed Assets, Net of depreciation                                                 43,192             57,797
                                                                            ------------       ------------

OTHER ASSETS
   Investments                                                                    10,000                 --
   Deposit                                                                        16,911             50,000
   Intangible asset - (see Note 10)                                                   --                 --
   Prepaid commission                                                                 --             10,000
   Investment in real estate                                                          --             54,900
                                                                            ------------       ------------

          TOTAL OTHER ASSETS                                                      26,911            114,900
                                                                            ------------       ------------

TOTAL ASSETS                                                                $    629,791       $    744,335
                                                                            ============       ============


                                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                                ----------------------------------------------

CURRENT LIABILITIES
   Accounts payable and accrued liabilities                                 $    180,794       $     58,460
   Current portion - loan payable - vehicle                                        5,043              4,764
   Loan payable- officer                                                          17,050             17,050
   Liability for stock to be issued                                                  975            110,780
                                                                            ------------       ------------

          TOTAL CURRENT LIABILITIES                                              203,862            191,054
                                                                            ------------       ------------

LONG-TERM LIABILITIES
   Loan payable - vehicle, net of current portion                                 14,467             19,942
                                                                            ------------       ------------

          TOTAL LONG-TERM LIABILITIES                                             14,467             19,942
                                                                            ------------       ------------

STOCKHOLDERS' EQUITY  (DEFICIT)
   Common stock, no par value; 50,000,000 shares authorized,
      45,866,087 and 7,485,045 shares issued and outstanding
      at December 31, 2005 and 2004, respectively                                     --                 --
   Subscription receivable                                                       (78,182)           (88,580)
   Additional paid-in capital                                                 41,101,199          2,551,305
   Discount on common stock                                                  (37,500,000)
   Deficit accumulated in the development stage                               (2,675,555)        (1,384,386)
   Deferred compensation                                                        (436,000)          (545,000)
                                                                            ------------       ------------

          Total stockholders' equity (deficit)                                   411,462            533,339
                                                                            ------------       ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                        $    629,791       $    744,335
                                                                            ============       ============

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                      3

                                          CARBON RECOVERY CORPORATION
                                         (A DEVELOPMENT STAGE COMPANY)
                                           STATEMENTS OF OPERATIONS
                                   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                                    (WITH CUMULATIVE TOTALS SINCE INCEPTION)



                                                                                           RESTATED
                                                                                           --------
                                                                                        JULY 19, 2002
                                                                                         (INCEPTION)
                                                                                             TO
                                                       2005               2004         DECEMBER 31, 2005
                                                   ------------       ------------     -----------------
REVENUES                                           $         --       $      5,920       $      5,920

COST OF SALES                                                --              3,000              3,000
                                                   ------------       ------------       ------------

GROSS PROFIT                                                 --              2,920              2,920
                                                   ------------       ------------       ------------

OPERATING EXPENSES
    Consulting fees                                     198,911            206,884            968,685
    Professional fees                                   221,297             61,396            351,383
    Marketing and commission expenses                     5,814             34,540             45,097
    Other general and administrative expenses           832,710            267,219          1,174,248
    Impairment of investment in real estate                  --             25,900             25,900
    Depreciation expense                                 23,528              5,971             31,024
                                                   ------------       ------------       ------------

          TOTAL OPERATING EXPENSES                    1,282,260            601,910          2,596,337
                                                   ------------       ------------       ------------

LOSS BEFORE OTHER INCOME (EXPENSE)                   (1,282,260)          (598,990)        (2,593,417)
                                                   ------------       ------------       ------------

OTHER INCOME (EXPENSE)
    Loss on real estate - net                           (13,207)           (73,829)           (87,036)
    Interest income                                       4,298                600              4,898
                                                   ------------       ------------       ------------

          TOTAL OTHER INCOME (EXPENSE)                   (8,909)           (73,229)           (82,138)
                                                   ------------       ------------       ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES           (1,291,169)          (672,219)        (2,675,555)
PROVISION FOR INCOME TAXES                                   --                 --                 --
                                                   ------------       ------------       ------------

NET LOSS APPLICABLE TO COMMON SHARES               $ (1,291,169)      $   (672,219)      $ (2,675,555)
                                                   ============       ============       ============

BASIC AND DILUTED LOSS
     PER SHARE                                     $      (0.03)      $      (0.10)
                                                   ============       ============

WEIGHTED AVERAGE NUMBER
     OF COMMON SHARES                                36,943,731          6,423,190
                                                   ============       ============

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                      4

                                                     CARBON RECOVERY CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                                FOR THE PERIOD JULY 19, 2002 (INCEPTION) THROUGH DECEMBER 31, 2005


                                                  Restated     Restated   Restated   Restated   Restated    Restated      Restated
                                                  --------     --------   --------   --------   --------    --------      --------
                                                                                     DEFICIT
                                                                          DISCOUNT ACCUMULATED
                                                              ADDITIONAL     ON    DURING THE
                                                   COMMON      PAID-IN     COMMON  DEVELOPMENT   DEFERRED  SUBSCRIPTION
                                                   SHARES      CAPITAL     STOCK      STAGE   COMPENSATION  RECEIVABLE      TOTAL
                                                 ----------  -----------  -------  -----------   -------  ------------   -----------
BALANCE - JULY 19, 2002 (INCEPTION)                      --  $        --  $    --  $        --   $    --  $        --   $        --

Issuance of initial founders' shares, September
   2002, net of subsequent cancellations          2,555,000           --       --           --        --           --            --

Shares issued for services, September 2002        1,000,000      472,000       --           --        --           --       472,000

Shares issued for cash, November 2002                29,000       14,500       --           --        --           --        14,500

Shares issued for services, November and
   December 2002                                     13,600        6,800       --           --        --           --         6,800

Net loss for the period July 19, 2002
  (Inception) through December 31, 2002,
  as originally stated                                   --           --       --   (2,008,508)       --           --    (2,008,508)

Prior period adjustment, Note 11                         --           --       --    1,500,000        --           --     1,500,000
                                                 ----------  -----------  -------  -----------   -------  -----------   -----------

BALANCE AT DECEMBER 31, 2002 (RESTATED)           3,597,600      493,300       --     (508,508)       --           --       (15,208)
                                                 ----------  -----------  -------  -----------   -------  -----------   -----------

Re-issuance of founders' shares - July 2003       1,455,000           --       --           --        --           --            --

Shares issued for cash                              519,800      259,900       --           --        --           --       259,900

Issuance of subscription receivable from
shareholders                                             --           --       --           --        --      (14,340)      (14,340)

Net loss for the year ended December 31,
  2003, as originally stated                             --           --       --     (931,159)       --           --      (931,159)

Prior period adjustment, Note 11                         --           --                727,500       --           --       727,500
                                                 ----------  -----------  -------  -----------   -------  -----------   -----------

BALANCE AT DECEMBER 31, 2003 (RESTATED)           5,572,400      753,200       --     (712,167)       --      (14,340)       26,693
                                                 ----------  -----------  -------  -----------   -------  -----------   -----------


                           THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                5

                                                    CARBON RECOVERY CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) - CONTINUED
                                FOR THE PERIOD JULY 19, 2002 (INCEPTION) THROUGH DECEMBER 31, 2005



                                  Restated     Restated      Restated       Restated      Restated       Restated       Restated
                                  --------     --------      --------       --------      --------       --------       --------
                                                                             DEFICIT
                                                              DISCOUNT     ACCUMULATED
                                               ADDITIONAL        ON        DURING THE
                                  COMMON        PAID-IN        COMMON      DEVELOPMENT     DEFERRED     SUBSCRIPTION
                                  SHARES        CAPITAL        STOCK          STAGE      COMPENSATION    RECEIVABLE        TOTAL
                               ------------   ------------  ------------   ------------   -----------   ------------   ------------

BALANCE AT DECEMBER 31, 2003
  (CARRIED FORWARD)               5,572,400   $    753,200  $         --   $   (712,167)  $        --   $    (14,340)  $     26,693
                               ------------   ------------  ------------   ------------   -----------   ------------   ------------

Shares issued for cash              917,645        553,105            --             --            --             --        553,105

Shares issued in exchange for
  real estate                       650,000        650,000            --             --            --             --        650,000

Shares issued for compensation      545,000        545,000            --             --      (545,000)            --             --

Shares issued as charitable
  contribution                       50,000         50,000            --             --            --             --         50,000

Initial founders' shares
  cancelled                        (250,000)            --            --             --            --             --             --

Issuance of subscription
  receivable from shareholders           --             --            --             --            --        (74,240)       (74,240)

Net loss for the year ended
  December 31, 2004                      --             --            --       (672,219)           --             --       (672,219)
                               ------------   ------------  ------------   ------------   -----------   ------------   ------------

BALANCE AT DECEMBER 31, 2004      7,485,045      2,551,305            --     (1,384,386)     (545,000)       (88,580)       533,339
                               ------------   ------------  ------------   ------------   -----------   ------------   ------------

Shares issued for cash              745,655        914,507            --             --            --             --        914,507

Shares issued to acquire
  technology                     37,500,000     37,500,000   (37,500,000)            --            --             --             --

Remaining shares issued in
  exchange for real estate           80,800         80,800            --             --            --             --         80,800

Shares issued for services           53,500         53,500            --             --            --             --         53,500

Accounts payable converted
  to equity                           1,087          1,087            --             --            --             --          1,087

Stock subscriptions received,
  net                                    --             --            --             --            --         10,398         10,398

Amortization of deferred
  compensation                           --             --            --             --       109,000             --        109,000

Net loss for the year ended
  December 31, 2005                      --             --            --     (1,291,169)           --             --     (1,291,169)
                               ------------   ------------  ------------   ------------   -----------   ------------   ------------

BALANCE AT DECEMBER 31, 2005     45,866,087   $ 41,101,199  $(37,500,000)  $ (2,675,555)  $  (436,000)  $    (78,182)  $    411,462
                               ============   ============  ============   ============   ===========   ============   ============


                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                6

                                          CARBON RECOVERY CORPORATION
                                         (A DEVELOPMENT STAGE COMPANY)
                                            STATEMENTS OF CASH FLOW
                                FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                                   (WITH CUMULATIVE TOTALS SINCE INCEPTION)

                                                                                                     Restated
                                                                                                     --------
                                                                                                   JULY 19, 2002
                                                                                                  (INCEPTION) TO
                                                                 2005               2004         DECEMBER 31, 2005
                                                             ------------       ------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                  $ (1,291,169)      $   (672,219)      $ (2,675,555)
                                                             ------------       ------------       ------------

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH (USED IN)
   OPERATING ACTIVITIES:
   Depreciation                                                    23,528              5,971             31,024
   Common stock issued for services                                53,500                 --            532,300
   Amortization of deferred compensation                          109,000                 --            109,000
   Impairment of investment in real estate                             --             25,900             25,900
   Loss on real estate                                             13,207             73,829             87,036
   Common stock issued as charitable contribution                      --             50,000             50,000

CHANGES IN ASSETS AND LIABILITIES
   (Increase) decrease in subscription receivable                  10,398            (74,240)           (78,182)
   Decrease in employee advances                                    2,882                 --                 --
   (Increase) decrease in deposits                                 33,089            (50,000)           (16,911)
   (Increase) decrease in prepaid commissions                      10,000            (10,000)                --
   Increase (decrease) in accounts payable                        123,421             48,054            181,881
                                                             ------------       ------------       ------------

          TOTAL ADJUSTMENTS                                       379,025             69,514            922,048
                                                             ------------       ------------       ------------

          NET CASH (USED IN) OPERATING ACTIVITIES                (912,144)          (602,705)        (1,753,507)
                                                             ------------       ------------       ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of fixed assets                                        (8,923)           (55,671)           (74,216)
   Proceeds from sale of real estate                               41,693            576,171            617,864
   Investment                                                     (10,000)                --            (10,000)
   Investment in real estate, net                                      --            (80,800)           (80,800)
                                                             ------------       ------------       ------------

          NET CASH PROVIDED BY INVESTING ACTIVITIES                22,770            439,700            452,848
                                                             ------------       ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock and paid-in capital                   885,502            553,105          1,713,007
   Liability for stock to be issued                                    --            110,780            110,780
   Proceeds from officer's loan                                        --              7,000             38,550
   Repayment of officer's loan                                         --                 --            (21,500)
   Proceeds from loan payable - vehicle                                --             26,316             26,316
   Repayment of loan payable - vehicle                             (5,196)            (1,610)            (6,806)
                                                             ------------       ------------       ------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES               880,306            695,591          1,860,347
                                                             ------------       ------------       ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               (9,068)           532,586            559,688

CASH AND CASH EQUIVALENTS
  - BEGINNING OF YEAR                                             568,756             36,170                 --
                                                             ------------       ------------       ------------

CASH AND CASH EQUIVALENTS
  - END OF YEAR                                              $    559,688       $    568,756       $    559,688
                                                             ============       ============       ============

SUPPLEMENTAL DISCLOSURES OF
    NON-CASH ACTIVITIES:

    Common stock issued for services                         $     53,500       $         --       $    532,300
                                                             ============       ============       ============

    Common stock issued for technology                       $ 37,500,000       $         --       $ 37,500,000
                                                             ============       ============       ============

    Common stock issued as charitable contribution           $         --       $     50,000       $     50,000
                                                             ============       ============       ============

    Accounts payable converted to equity                     $      1,807       $         --       $      1,807
                                                             ============       ============       ============

                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 1-           ORGANIZATION
                  ------------

                  The Company was incorporated in New Jersey on July 19, 2002 as a development stage company.

                  To date, the Company's only activity has been organization, directed at developing its business plan and raising initial capital. The Company has not commenced any commercial operations as of December 31, 2005.

                  The Company's business plan is to research and develop and market reverse polymerization technology for the conversion of scrap tires into industrial products and chemicals for the petroleum chemical industry.


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                  ------------------------------------------

                  DEVELOPMENT STAGE COMPANY
                  -------------------------

                  The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company devotes substantially all of its efforts to develop and market its polymerization technologies for business in the carbon recovery and petroleum chemical industries.

                  USE OF ESTIMATES
                  ----------------

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  CASH AND CASH EQUIVALENTS
                  -------------------------

                  The Company considers all highly liquid debt instruments and other short- term investments with an initial maturity of three months or less to be cash or cash equivalents.

                  At December 31, 2005 and 2004, the Company maintained cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000.

                  START-UP COSTS
                  --------------

                  In accordance with the American Institute of Certified Public Accountants Statement of Position 98-5, "REPORTING ON THE COSTS OF START-UP ACTIVITIES", the Company expenses all costs incurred in connection with the start-up and organization of the Company.

                  INCOME TAXES
                  ------------

                  Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                  ADVERTISING COSTS
                  -----------------

                  The Company will expense the costs associated with advertising as they are incurred. The Company did not incur any advertising costs for the years ended December 31, 2005 and 2004.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  EARNINGS (LOSS) PER SHARE OF COMMON STOCK
                  -----------------------------------------

                  Historical net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive.

                  The following is a reconciliation of the computation for basic and diluted earnings per share for the years ended December 31, 2005 and 2004:

                                                    2005               2004
                                                ------------       ------------

             Net loss                           $ (1,291,169)      $   (672,219)
                                                ------------       ------------

             Weighted-average common shares
             Outstanding (Basic)                  36,943,731          6,423,190

             Weighted-average common stock
             Equivalents
                Stock options                             --                 --
                Warrants                                  --                 --
                                                ------------       ------------

             Weighted-average common shares
             Outstanding (Diluted)                36,943,731          6,423,190
                                                ============       ============

                  Options and warrants outstanding to purchase stock were not included in the computation of diluted EPS the years ended December 31, 2005 and 2004 because inclusion would have been antidilutive. As of December 31, 2005 and 2004, there were no outstanding options available.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  RECENT ACCOUNTING PRONOUNCEMENTS
                  --------------------------------

                  In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. In January 2005, the Company entered into a licensing agreement with Careful Sell Holdings, Ltd., a related party. (See Note 9)

                  On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), "SHARE-BASED PAYMENT" ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first interim period that begins after December 15, 2005. Accordingly, the Company will implement the revised standard in the first quarter of fiscal year 2006. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements. Management is assessing the implications of this revised standard, which may materially impact the Company's results of operations in the first quarter of fiscal year 2006 and thereafter.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004



NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
                  --------------------------------------------

                  On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, "EXCHANGES OF NON-MONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29, ACCOUNTING FOR NON-MONETARY TRANSACTIONS" ("SFAS 153"). This statement amends APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. Under SFAS 153, if a non-monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for non-monetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

NOTE 3-           FIXED ASSETS
                  ------------

                  Fixed assets as of December 31, 2005 and 2004 were as follows:


                             ESTIMATED USEFUL
                               LIVES (YEARS)
                               -------------
                                                  2005            2004
                                              ------------     -----------
Equipment                        5-7          $    19,870      $   10,947
Vehicles                          5                54,346          54,346
                                              ------------     -----------
                                                   74,216          65,293
Less: accumulated depreciation                     31,024           7,496
                                              ------------     -----------
Fixed assets, net                             $    43,192      $   57,797
                                              ============     ===========

                  There was $23,528 and $5,971 charged to operations for depreciation expense for the years ended December 31, 2005 and 2004, respectively.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 4-           LOAN PAYABLE - VEHICLE
                  ----------------------

                  In July 2004 the Company entered into a five year loan related to the purchase of a new vehicle. The principal amount of the loan is $26,216 at an interest rate of 5.38% annually. Monthly payments on the loan are approximately $496.

                  The loan payable balance at December 31, 2005 is as follows:

                                                              2005
                                                            -------

                  Total loan payable                        $19,510
                  Less current maturities                     5,043
                                                            -------

                  Long-term loan payable                    $14,467
                                                            =======

                  The amount of principal maturities of the loan payable for the next four years ending December 31, and in the aggregate is as follows:

                                        2006             $  5,043
                                        2007                5,314
                                        2008                5,600
                                        2009                3,553
                                                         --------

                                                         $ 19,510
                                                         ========

NOTE 5-           PROVISION FOR INCOME TAXES
                  --------------------------

                  Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's consolidated tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004



NOTE 5-           PROVISION FOR INCOME TAXES (CONTINUED)
                  --------------------------------------

                  At December 31, 2005 the deferred tax assets consist of the following:

                                                       2005
                                                    ----------

                  Deferred taxes due to net
                  operating loss carryforwards      $ 802,667

                  Less:  Valuation allowance         (802,667)
                                                    ---------

                  Net deferred tax asset            $      --
                                                    =========


                  At December 31, 2005, the Company had deficits accumulated during the development stage in the approximate amount of $2,675,555 available to offset future taxable income through 2023. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

NOTE 6-           OPERATING LEASES
                  ----------------

                  The Company leases office space under a thirty-six month lease commencing October 15, 2004. Monthly payments under the current lease range from $3,000 to $3,400 during the life of the lease. The Company is required to pay property taxes, utilities, insurance and other costs relating to the leased facilities.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 6-           OPERATING LEASES (CONTINUED)
                  ----------------------------

                  Minimum lease payments under the operating lease are as follows:

                 FOR THE YEARS ENDING
                     DECEMBER 31,
                     ------------

                         2006                     $ 38,800
                         2007                       34,000
                                                  ---------

                                                  $ 72,800
                                                  =========


NOTE 7-           GOING CONCERN
                  -------------

                  As shown in the accompanying financial statements, the Company incurred substantial net losses for the years ended December 31, 2005 and 2004, and has no revenue stream to support itself. This raises substantial doubt about the Company's ability to continue as a going concern.

                  The Company's future success is dependent upon its ability to raise additional capital or to secure a future business combination. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. Management believes they can raise the appropriate funds needed to support their business plan and acquire an operating, cash flow positive company.

                  The financial statements do not include any adjustments relating to the recoverability or classification of recorded assets and liabilities that might result should the Company be unable to continue as a going concern.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004



NOTE 8-           STOCKHOLDERS' EQUITY (DEFICIT)
                  ------------------------------

                  COMMON STOCK
                  ------------

                  The Company has 50,000,000 shares of common stock authorized at December 31, 2005 and 2004, respectively, at no par value.

                  At December 31, 2005 and 2004, the Company has 45,866,087 and 7,485,045 common shares issued and outstanding, respectively.

                  THE FOLLOWING DETAILS THE STOCK TRANSACTIONS FOR THE YEAR ENDED DECEMBER 31, 2004:

                  The Company issued 917,645 shares of stock at an approximate value of $0.60 per share.

                  The Company issued 650,000 shares of stock in exchange for real estate at a value of $1.00 per share.

                  The Company issued 545,000 shares of stock valued at $1.00 per share to a founder as deferred compensation.

                  The Company issued 50,000 shares of stock valued at $1.00 per share as a charitable contribution.

                  The Company cancelled 250,000 shares of stock initially issued to two of its founders.

                  THE FOLLOWING DETAILS THE STOCK TRANSACTIONS FOR THE YEAR ENDED DECEMBER 31, 2005:

                  The Company issued 745,655 shares of stock for $914,507 cash.

                  The Company issued 37,500,000 shares of common stock to Careful Sell Holding, L.L.C. in connection with the Technology Contribution Agreement referred to in (Note 9).

                  The Company issued 80,800 shares of common stock as the remaining balance due in exchange for real estate at a value of $1.00 per share.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004



NOTE 8-           STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
                  ------------------------------------------

                  COMMON STOCK - (CONTINUED)
                  -------------

                  The Company issued 53,500 shares of common stock for services at a value of $1.00 per share.

                  The Company issued 1,087 shares of common stock in conversion of accounts payable to equity at a value of $1.00 per share.

                  WARRANTS
                  --------

                  The Company issued -0- and 331,520 Class A warrants during the years ended December 31, 2005 and 2004, respectively. These warrants are exercisable for the purchase of common stock for $9.00 per share. These warrants initially expired on July 31, 2005. Effective July 29, 2005 the Company modified the terms of the Class A warrants and extended the term for exercise. Each holder of Class A warrants was provided with written notice of the right to exchange the Class A warrants for Class C, D and E warrants.

                  For each Class A warrant exchanged the Shareholder shall receive one Class C warrant, one Class D warrant and one Class E warrant.

                  Class C warrants shall be exercisable, at an exercise price of $1.00 per share, for a period of thirty days from the date that the Shareholder signs the written form agreeing to the Warrant Exchange Program.

                  For each Class C warrant exercised, the Shareholder shall be entitled to exercise one Class D warrant, at an exercise price of $2.75 per share, for a period of ninety days from agreeing to the Warrant Exchange Program. During the fourth quarter of 2005 a total of 184,000 Class D warrants were issued.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004



NOTE 8-           STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
                  ------------------------------------------

                  WARRANTS - (CONTINUED)
                  --------

                  For each Class D warrant exercised, the Shareholder shall be entitled to exercise one Class E warrant, at an exercise price of $4.00 per share, for a period of one hundred fifty days from agreeing to the Warrant Exchange Program. To the extent that a Shareholder does not exercise their Class D warrants before they expire, the corresponding number of Class E warrants shall become null and void and of no further force or effect. During the fourth quarter of 2005 a total of 184,000 Class E warrants were issued.

                  As of December 31, 2005 all of the remaining outstanding Class A warrants had expired.

                  The Company issued 1,714,042 and 586,125 Class B warrants during the years ended December 31, 2005 and 2004, respectively. The Class B warrants entitle the holder to purchase one share of common stock for $2.75 per share. A total of 2,300,167 Class B warrants were exercisable at December 31, 2005. None of the Class B warrants were exercised during the year ended December 31, 2005. The Class B warrants initially expired on July 15, 2005. Effective July 1, 2005 the Company authorized the extension of the expiration date of the Class B warrants up until, but no later than, one year after the stock in the Company is publicly trading.

NOTE 9-           RELATED PARTY TRANSACTION
                  -------------------------

                  In January 2005 the Company formalized a prior intended agreement with Careful Sell Holding, L.L.C. ("Careful Sell"), a Delaware limited liability company formed by the President of the Company. The Company's President and his spouse, a Director of the Company, own all of the limited liability interests of Careful Sell. The Company's President is also the Manager of Careful Sell. Under the revised agreement the Company entered into a Technology Contribution Agreement (the "Agreement"), with Careful Sell. Careful Sell is the owner of all the rights to the inventions of the Company's President. The Agreement transfers to the Company the rights to commercialize such inventions and to operate and use the related processes and apparatus to make, sell, use and otherwise dispose of products, which may be processed utilizing the inventions.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 9-           RELATED PARTY TRANSACTION (CONTINUED)
                  -------------------------------------

                  The terms of the Agreement include a provision whereby the Company will pay Careful Sell royalties of 2% of all revenues derived from the inventions. In further consideration for the transfer of the inventions, the Company has issued to Careful Sell a total of 37,500,000 shares of common stock of the Company. This Agreement supercedes a prior agreement not formalized between the Company and Careful Sell in 2002.

NOTE 10-          RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS FOR THE
                  -------------------------------------------------------------
                  YEARS ENDED DECEMBER 31, 2005
                  -----------------------------
                  DECEMBER 31, 2003 AND 2002
                  --------------------------

                  The Company has restated its previously issued financial statements for the year ended December 31, 2005 on its report dated March 3, 2006. The Company has restated its financial statements to properly reflect the effect of a non-monetary transfer of an asset between the Company and a related entity. This transaction resulted in a decrease in stockholders' equity of $37,500,000. There was no effect on the net loss applicable to common shares for the year ended December 31, 2005.

                  The Company has restated its previously issued financial statements for the period July 19, 2002 (inception) through December 31, 2002 on its report dated May 29, 2003. The Company has also restated its financial statements for the year ended December 31, 2003. The Company has restated its financial statements to reverse the effect of a transaction during the period ended December 31, 2002. The transaction reflected the issuance of preferred stock shares in exchange for an intangible asset and the subsequent impairment of the asset acquired. The financial statements have been restated as the transaction was subsequently rescinded, as the preferred stock shares were not formally issued. For the year ended December 31, 2003 the Company had initially reflected the issuance of 1,455,000 shares of common stock to two of its founders as being issued for services provided. The Company has restated its financial statements to reflect the common stock as re-issuance of founders shares. These transactions resulted in a decrease in net loss applicable to common shares of $727,500 and $1,500,000 for the year ended December 31, 2003 and period July 19, 2002 (inception) through December 31, 2002 to a net loss of $203,659 and $508,508 as restated, and a decrease in the deficits accumulated during the development stage to $712,617 and $508,508, respectively.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 11-          COMMITMENTS AND CONTINGENCIES
                  -----------------------------

                  Effective January 1, 2005 the Company entered into an employment agreement with its President. Under the agreement the President shall be entitled to an annual base salary of $250,000 in 2005 escalating to $366,025 in 2009. In 2005,
                  $156,000 of the salary shall be paid ratably during the course of the year and the remaining $94,000 will be paid in accordance with the terms of the agreement. The initial term of the agreement is for a period of five years. The President has the option to renew this agreement for a second five-year term. In addition to the base salary the Company has granted the President 545,000 shares of restricted common stock as deferred compensation. The common stock vests to the President over a five-year period commencing January 1, 2005.

                  During the fourth quarter of 2005 the Company entered into an agreement to purchase equipment for a total purchase price of approximately $328,000. Subsequent to the balance sheet date the Company has made payments of approximately $183,000 toward the purchase of the equipment. Delivery of the equipment is anticipated during the second quarter of 2006.

NOTE 12-          SUBSEQUENT EVENTS
                  -----------------

                  Subsequent to the balance sheet date the Company has received approximately $710,000 in subscription agreements toward the purchase of approximately 585,000 shares of its common stock.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                          REVIEWED FINANCIAL STATEMENTS

                             JUNE 30, 2006 AND 2005

                           CARBON RECOVERY CORPORATION


                          (A DEVELOPMENT STAGE COMPANY)
                          REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2006 AND 2005



                     INDEX TO REVIEWED FINANCIAL STATEMENTS



FINANCIAL STATEMENTS:

     Report of Independent Registered Public Accounting Firm

     Balance Sheets as of June 30, 2006 (Unaudited) and
     December 31, 2005 (Audited)

     Statements of Operations for the six months ended June 30, 2006 and 2005 (Unaudited) with Cumulative Totals since Inception

     Statements of Changes in Stockholders' Equity (Deficit) for the period July 19, 2002 (Inception) Through June 30, 2006

     Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (Unaudited) with Cumulative Totals since Inception

     Notes to Reviewed Financial Statements

                    BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


To the Board of Directors
Carbon Recovery Corporation
(A Development Stage Company)
West Berlin, New Jersey

We have reviewed the accompanying balance sheet of Carbon Recovery Corporation (A Development Stage Company), (the "Company"), as of June 30, 2006 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the six months then ended with cumulative totals since the Company's inception July 19, 2002 for the statements of operations, changes in stockholders' equity (deficit) and cash flows in accordance with the standards of the Public Company Accounting Oversight Board (United States). All information included in these financial statements is the representation of the management of Carbon Recovery Corporation (A Development Stage Company).

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and makinbg inquires of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has sustained operating losses and capital deficits that raise doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company has restated its previously issued financial statements for the year ended December 31, 2005 on its report dated March 3, 2006. The Company has restated its financial statements to properly reflect the effect of a non-monetary transfer of an asset between the Company and a related entity. This transaction resulted in a decrease in stockholders' equity of $37,500,000. There was no effect on the net loss applicable to common shares for the year ended December 31, 2005.


/s/ BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
---------------------------------------------
BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
August 24, 2006








     MEMBER OF:       AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                      CENTER FOR PUBLIC COMPANY AUDIT FIRMS (CPCAF)
                      NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                      PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                      FLORIDA STATE BOARD OF ACCOUNTANCY


                                     CARBON RECOVERY CORPORATION
                                    (A DEVELOPMENT STAGE COMPANY)
                                           BALANCE SHEETS
                                 JUNE 30, 2006 AND DECEMBER 31, 2005


                                               ASSETS
                                               ------

                                                                          2006               2005
                                                                      (UNAUDITED)          (AUDITED)
CURRENT ASSETS
   Cash                                                              $    717,341       $    559,688
   Employee advances                                                        1,000                 --
                                                                     ------------       ------------

          TOTAL CURRENT ASSETS                                            718,341            559,688
                                                                     ------------       ------------

Fixed Assets, Net of depreciation                                          36,630             43,192
                                                                     ------------       ------------

OTHER ASSETS
   Investments                                                             10,000             10,000
   Deposit - equipment                                                    254,216             16,911
   Intangible asset - (see Note 10)                                            --                 --
                                                                     ------------       ------------

          TOTAL OTHER ASSETS                                              264,216             26,911
                                                                     ------------       ------------

TOTAL ASSETS                                                         $  1,019,187       $    629,791
                                                                     ============       ============


                           LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                           ----------------------------------------------

CURRENT LIABILITIES
   Accounts payable and accrued liabilities                          $    181,146       $    180,794
   Current portion - loan payable - vehicle                                 5,177              5,043
   Current portion - loan payable - equipment                              12,333                 --
   Loan payable - officer                                                      --             17,050
   Liability for stock to be issued                                        94,340                975
                                                                     ------------       ------------

          TOTAL CURRENT LIABILITIES                                       292,996            203,862
                                                                     ------------       ------------

LONG-TERM LIABILITIES
   Loan payable - vehicle, net of current portion                          11,845             14,467
   Loan payable - equipment, net of current portion                        55,313                 --
                                                                     ------------       ------------

          TOTAL LONG-TERM LIABILITIES                                      67,158             14,467
                                                                     ------------       ------------

STOCKHOLDERS' EQUITY  (DEFICIT)
   Common stock, no par value; 50,000,000 shares authorized,
      47,185,637 and 45,866,087 shares issued and outstanding
      at June 30, 2006 and December 31, 2005, respectively                     --                 --
   Subscription receivable                                               (146,858)           (78,182)
   Additional paid-in capital                                          42,587,089         41,101,199
   Discount on common stock                                           (37,500,000)       (37,500,000)
   Deficit accumulated in the development stage                        (3,899,698)        (2,675,555)
   Deferred compensation                                                 (381,500)          (436,000)
                                                                     ------------       ------------

          Total stockholders' equity (deficit)                            659,033            411,462
                                                                     ------------       ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                 $  1,019,187       $    629,791
                                                                     ============       ============

              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                 5

                                     CARBON RECOVERY CORPORATION
                                    (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENTS OF OPERATIONS
                           FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                              (WITH CUMULATIVE TOTALS SINCE INCEPTION)


                                                           SIX MONTHS ENDED                 RESTATED
                                                           ----------------                 --------
                                                                                          JULY 19, 2002
                                                                                          (INCEPTION)
                                                      JUNE 30,          JUNE 30,              TO
                                                       2006               2005           JUNE 30, 2006
                                                   ------------       ------------       ------------
REVENUES                                           $         --       $         --       $      5,920

COST OF SALES                                                --                 --              3,000
                                                   ------------       ------------       ------------

GROSS PROFIT                                                 --                 --              2,920
                                                   ------------       ------------       ------------

OPERATING EXPENSES
    Consulting fees                                      44,495            149,251          1,013,180
    Professional fees                                   106,565            133,484            457,948
    Marketing and commission expenses                    44,505              3,086             89,602
    Other general and administrative expenses           552,230            379,613          1,797,312
    Research and development                            466,667                 --            466,667
    Impairment of investment in real estate                  --                 --             25,900
    Depreciation expense                                  8,827             11,734             39,851
                                                   ------------       ------------       ------------

          TOTAL OPERATING EXPENSES                    1,223,289            677,168          3,890,460
                                                   ------------       ------------       ------------

LOSS BEFORE OTHER INCOME (EXPENSE)                   (1,223,289)          (677,168)        (3,887,540)
                                                   ------------       ------------       ------------

OTHER INCOME (EXPENSE)
    Loss on real estate - net                                --            (13,207)           (87,036)
    Interest expense                                     (7,895)            (7,895)
    Interest income                                       7,041              2,917             11,939
                                                   ------------       ------------       ------------

          TOTAL OTHER INCOME (EXPENSE)                     (854)           (10,290)           (82,992)
                                                   ------------       ------------       ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES           (1,224,143)          (687,458)        (3,970,532)
PROVISION FOR INCOME TAXES                                   --                 --                 --
                                                   ------------       ------------       ------------

NET LOSS APPLICABLE TO COMMON SHARES               $ (1,224,143)      $   (687,458)      $ (3,970,532)
                                                   ============       ============       ============

BASIC AND DILUTED LOSS
     PER SHARE                                     $      (0.03)      $      (0.04)
                                                   ============       ============

WEIGHTED AVERAGE NUMBER
     OF COMMON SHARES                                46,510,878         28,504,932
                                                   ============       ============

              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                 6

                                                    CARBON RECOVERY CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                                  FOR THE PERIOD JULY 19, 2002 (INCEPTION) THROUGH JUNE 30, 2006



                                               Restated      Restated   Restated    Restated   Restated     Restated       Restated
                                               --------      --------   --------    --------   --------     --------       --------
                                                                                    DEFICIT
                                                                        DISCOUNT  ACCUMULATED
                                                            ADDITIONAL     ON      DURING THE
                                                COMMON       PAID-IN     COMMON   DEVELOPMENT   DEFERRED  SUBSCRIPTION
                                                SHARES       CAPITAL     STOCK       STAGE    COMPENSATION RECEIVABLE      TOTAL
                                              -----------  -----------  --------  ----------- ------------ -----------  -----------
BALANCE - JULY 19, 2002 (INCEPTION)                    --  $        --  $     --  $        --   $    --    $        --  $        --

Issuance of initial founders' shares,
   September 2002, net of subsequent
   cancellations                                2,555,000           --        --           --        --             --           --

Shares issued for services, September 2002      1,000,000      472,000        --           --        --             --      472,000

Shares issued for cash, November 2002              29,000       14,500        --           --        --             --       14,500

Shares issued for services, November and
   December 2002                                   13,600        6,800        --           --        --             --        6,800

Net loss for the period July 19, 2002
  (Inception) through December 31, 2002,
  as originally stated                                 --           --        --   (2,008,508)       --             --   (2,008,508)

Prior period adjustment, Note 11                       --           --        --    1,500,000        --             --    1,500,000
                                              -----------  -----------  --------  -----------   -------    -----------  -----------

BALANCE AT DECEMBER 31, 2002 (RESTATED)         3,597,600      493,300        --     (508,508)       --             --      (15,208)
                                              -----------  -----------  --------  -----------   -------    -----------  -----------

Re-issuance of founders' shares -
   July 2003                                    1,455,000           --        --           --        --             --           --

Shares issued for cash                            519,800      259,900        --           --        --             --      259,900

Issuance of subscription receivable
   from shareholders                                   --           --        --           --        --        (14,340)     (14,340)

Net loss for the year ended
  December 31, 2003, as originally
  stated                                               --           --        --     (931,159)       --             --     (931,159)

Prior period adjustment, Note 11                       --           --        --      727,500        --             --      727,500
                                              -----------  -----------  --------  -----------   -------    -----------  -----------

BALANCE AT DECEMBER 31, 2003 (RESTATED)         5,572,400      753,200        --     (712,167)       --        (14,340)      26,693
                                              -----------  -----------  --------  -----------   -------    -----------  -----------



                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                7

                                                    CARBON RECOVERY CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) - CONTINUED
                                  FOR THE PERIOD JULY 19, 2002 (INCEPTION) THROUGH JUNE 30, 2006



                                 Restated      Restated      Restated      Restated      Restated        Restated       Restated
                                 --------      --------      --------      --------      --------        --------       --------
                                                                            DEFICIT
                                                             DISCOUNT     ACCUMULATED
                                              ADDITIONAL       ON         DURING THE
                                  COMMON       PAID-IN       COMMON       DEVELOPMENT      DEFERRED     SUBSCRIPTION
                                  SHARES       CAPITAL        STOCK          STAGE       COMPENSATION    RECEIVABLE        TOTAL
                               ------------  ------------  ------------   ------------   ------------   ------------   ------------
BALANCE AT DECEMBER 31, 2003
   (CARRIED FORWARD)              5,572,400  $    753,200  $         --   $   (712,167)  $         --   $    (14,340)  $     26,693
                               ------------  ------------  ------------   ------------   ------------   ------------   ------------

Shares issued for cash              917,645       553,105            --             --             --             --        553,105

Shares issued in exchange
   for real estate                  650,000       650,000            --             --             --             --        650,000

Shares issued for compensation      545,000       545,000            --             --       (545,000)            --             --

Shares issued as charitable
   contribution                      50,000        50,000            --             --             --             --         50,000

Initial founders' shares
   cancelled                       (250,000)           --            --             --             --             --             --

Issuance of subscription
   receivable from shareholders          --            --            --             --             --        (74,240)       (74,240)

Net loss for the year ended
   December 31, 2004                     --            --            --       (672,219)            --             --       (672,219)
                               ------------  ------------  ------------   ------------   ------------   ------------   ------------

BALANCE AT DECEMBER 31, 2004      7,485,045     2,551,305            --     (1,384,386)      (545,000)       (88,580)       533,339
                               ------------  ------------  ------------   ------------   ------------   ------------   ------------

Shares issued for cash              745,655       914,507            --             --             --             --        914,507

Shares issued to acquire
   technology                    37,500,000    37,500,000   (37,500,000)            --             --             --             --

Remaining shares issued in
   exchange for real estate          80,800        80,800            --             --             --             --         80,800

Shares issued for services           53,500        53,500            --             --             --             --         53,500

Accounts payable converted
   to equity                          1,087         1,087            --             --             --             --          1,087

Stock subscriptions received,
   net                                   --            --            --             --             --         10,398         10,398

Amortization of deferred
   compensation                          --            --            --             --        109,000             --        109,000

Net loss for the year ended
   December 31, 2005                     --            --            --     (1,291,169)            --             --     (1,291,169)
                               ------------  ------------  ------------   ------------   ------------   ------------   ------------

BALANCE AT DECEMBER 31, 2005     45,866,087    41,101,199   (37,500,000)    (2,675,555)      (436,000)       (78,182)       411,462
                               ------------  ------------  ------------   ------------   ------------   ------------   ------------

Shares issued for cash            1,319,550     1,485,890            --             --             --             --      1,485,890

Stock subscriptions received,
   net                                   --            --            --             --             --        (68,676)       (68,676)

Amortization of deferred
   compensation                          --            --            --             --         54,500             --         54,500

Net loss for the six months
   ended June 30, 2006                   --            --            --     (1,224,143)            --             --     (1,224,143)
                               ------------  ------------  ------------   ------------   ------------   ------------   ------------

BALANCE AT JUNE 30, 2006         47,185,637  $ 42,587,089  $(37,500,000)  $ (3,899,698)  $   (381,500)  $   (146,858)  $    659,033
                               ============  ============  ============   ============   ============   ============   ============


                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                8

                                               CARBON RECOVERY CORPORATION
                                              (A DEVELOPMENT STAGE COMPANY)
                                                STATEMENTS OF CASH FLOWS
                                     FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                        (WITH CUMULATIVE TOTALS SINCE INCEPTION)


                                                                                                           Restated
                                                                            SIX MONTHS ENDED               --------
                                                                            ----------------             JULY 19, 2002
                                                                      JUNE 30,           JUNE 30,       (INCEPTION) TO
                                                                       2006               2005           JUNE 30, 2006
                                                                   ------------       ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                        $ (1,224,143)      $   (687,458)      $ (3,899,698)
                                                                   ------------       ------------       ------------

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH (USED IN)
   OPERATING ACTIVITIES:
   Depreciation                                                           8,827             11,734             39,851
   Common stock issued for services                                          --             52,500            532,300
   Amortization of deferred compensation                                 54,500             54,500            163,500
   Impairment of investment in real estate                                   --                 --             25,900
   Loss on real estate                                                       --            (13,207)            87,036
   Common stock issued as charitable contribution                            --                 --             50,000

CHANGES IN ASSETS AND LIABILITIES
   (Increase) decrease in subscription receivable                       (68,676)            59,297           (146,858)
   (Increase) in employee advances                                       (1,000)                --             (1,000)
   (Increase) decrease in deposits                                     (237,305)            50,000           (254,216)
   (Increase) in prepaid commissions                                         --                 --                 --
   Increase in accounts payable                                             352             65,702            182,233
                                                                   ------------       ------------       ------------

          TOTAL ADJUSTMENTS                                            (243,302)           280,526            678,746
                                                                   ------------       ------------       ------------

          NET CASH USED IN OPERATING ACTIVITIES                      (1,467,445)          (406,932)        (3,220,952)
                                                                   ------------       ------------       ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of fixed assets                                              (2,265)            (8,357)           (76,481)
   Proceeds from sale of real estate                                         --             68,107            617,864
   Investment                                                                --                 --            (10,000)
   Investment in real estate, net                                            --                 --            (80,800)
                                                                   ------------       ------------       ------------

          NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES            (2,265)         59,750.00            450,583
                                                                   ------------       ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock and paid-in capital                       1,485,890             42,980          3,198,897
   Liability for stock to be issued                                      93,365            (26,041)           204,145
   Proceeds from officer's loan                                              --                 --             38,550
   Repayment of officer's loan                                          (17,050)                --            (38,550)
   Proceeds from loan payable - vehicle                                      --                 --             26,316
   Repayment of loan payable - vehicle                                   (2,488)            (2,772)            (9,294)
   Proceeds from loan payable - equipment                                75,000                 --             75,000
   Repayment of loan payable - equipment                                 (7,354)                --             (7,354)
                                                                   ------------       ------------       ------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                   1,627,363             14,167          3,487,710
                                                                   ------------       ------------       ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    157,653           (333,015)           717,341

CASH AND CASH EQUIVALENTS
  - BEGINNING OF PERIOD                                                 559,688            568,756                 --
                                                                   ------------       ------------       ------------

CASH AND CASH EQUIVALENTS
  - END OF PERIOD                                                  $    717,341       $    235,741       $    717,341
                                                                   ============       ============       ============

SUPPLEMENTAL DISCLOSURES OF
    NON-CASH ACTIVITIES:

    Common stock issued for services                               $         --       $     52,500       $    532,300
                                                                   ============       ============       ============

    Common stock issued for technology                             $         --       $         --       $ 37,500,000
                                                                   ============       ============       ============

    Common stock issued as charitable contribution                 $         --       $         --       $     50,000
                                                                   ============       ============       ============

    Accounts payable converted to equity                           $         --       $      1,087       $      1,087
                                                                   ============       ============       ============

                        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2006 AND 2005

NOTE 1-            ORGANIZATION
                   ------------

                  The Company was incorporated in New Jersey on July 19, 2002 as a development stage company.

                  To date, the Company's only activity has been organization, directed at developing its business plan and raising initial capital. The Company has not commenced any commercial operations as of June 30, 2006.

                  The Company's business plan is to research and develop and market reverse polymerization technology for the conversion of scrap tires into industrial products and chemicals for the petroleum chemical industry.

                  These unaudited financial statements reflect all adjustments, including normal recurring adjustments which, in the opinion of management, are necessary to present fairly the operations and cash flow for the periods presented.


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                  ------------------------------------------

                  DEVELOPMENT STAGE COMPANY
                  -------------------------

                  The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company devotes substantially all of its efforts to develop and market its polymerization technologies for business in the carbon recovery and petroleum chemical industries.

                  USE OF ESTIMATES
                  ----------------

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  CASH AND CASH EQUIVALENTS
                  -------------------------

                  The Company considers all highly liquid debt instruments and other short- term investments with an initial maturity of three months or less to be cash or cash equivalents.

                  At June 30, 2006 and 2005, the Company maintained cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. At June 30, 2006 and 2005 the Company's uninsured cash balances total $657,307 and $141,021, respectively.

                  START-UP COSTS
                  --------------

                  In accordance with the American Institute of Certified Public Accountants Statement of Position 98-5, "REPORTING ON THE COSTS OF START-UP ACTIVITIES", the Company expenses all costs incurred in connection with the start-up and organization of the Company.

                  INCOME TAXES
                  ------------

                  Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                  ADVERTISING COSTS
                  -----------------

                  The Company will expense the costs associated with advertising as they are incurred. The Company did not incur any advertising costs for the six months ended June 30, 2006 and 2005.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  EARNINGS (LOSS) PER SHARE OF COMMON STOCK

                  Historical net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive.

                  The following is a reconciliation of the computation for basic and diluted earnings per share:



                                                      SIX MONTHS ENDED
                                                          JUNE 30,
                                                          --------
                                                   2006              2005
                                              ------------       ------------
          Net loss                            $ (1,224,143)      $   (687,458)
                                              ------------       ------------

          Weighted-average common shares
          Outstanding (Basic)                   46,510,878         28,504,932

          Weighted-average common stock
          Equivalents
             Stock options                              --                 --
             Warrants                                   --                 --
                                              ------------       ------------

          Weighted-average common shares
          Outstanding (Diluted)                 46,510,878         28,504,932
                                              ============       ============


                  Options and warrants outstanding to purchase stock were not included in the computation of diluted EPS the six months ended June 30, 2006 and 2005 because inclusion would have been anti-dilutive. As of June 30, 2006 and 2006, there were no outstanding options available.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005


NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  RECENT ACCOUNTING PRONOUNCEMENTS
                  --------------------------------

                  In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. In January 2005, the Company entered into a licensing agreement with Careful Sell Holdings, Ltd., a related party. (See Note 9)

                  On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), "SHARE-BASED PAYMENT" ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first interim period that begins after December 15, 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements. The Company has not issued any options during the reporting periods and as such, the effect of SFAS 123R has no impact on the results of operations for the six months ended June 30, 2006.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
                  --------------------------------------------

                  On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, "EXCHANGES OF NON-MONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29, ACCOUNTING FOR NON-MONETARY TRANSACTIONS" ("SFAS 153"). This statement amends APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. Under SFAS 153, if a non-monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for non-monetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

                  In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." SFAS No. 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." SFAS No. 154 requires retrospective application to prior periods' financial statements of a voluntary change in accounting principle unless it is impracticable. APB No. 20 previously required that most voluntary changes in accounting principle be recognized by including the cumulative effect of changing to the new accounting principle in net income in the period of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS No. 154 did not have a material impact on the Company's financial position or results of operations.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
                  --------------------------------------------


                  In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140." SFAS No. 155 resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No. 155 will have on its financial position or results of operations.

                  In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140." SFAS No. 156 requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract under a transfer of the servicer's financial assets that meets the requirements for sale accounting, a transfer of the servicer's financial assets to a qualified special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale or trading securities in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 2-           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                  ------------------------------------------------------

                  RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
                  --------------------------------------------


                  Additionally, SFAS No. 156 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, permits an entity to choose either the use of an amortization or fair value method for subsequent measurements, permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights and requires separate presentation of servicing assets and liabilities subsequently measured at fair value and additional disclosures for all separately recognized servicing assets and liabilities. SFAS No. 156 is effective for transactions entered into after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No. 156 will have on its financial position or results of operations.

NOTE 3-           FIXED ASSETS
                  ------------

                  Fixed assets as of June 30, 2006 were as follows:


                                                ESTIMATED USEFUL
                                                  LIVES (YEARS)
                                                  -------------
                                                                     2006
                                                                  ---------
                  Equipment                          5-7          $ 22,135
                  Vehicles                            5             54,346
                                                                  ---------
                                                                    76,481
                  Less: accumulated depreciation                   (39,851)
                                                                  ---------
                  Fixed assets, net                               $ 36,630
                                                                  =========


                  There was $8,827 and $11,734 charged to operations for depreciation expense for the six months ended June 30, 2006 and 2005, respectively.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005


NOTE 4-           LOAN PAYABLE - VEHICLE
                  ----------------------

                  In July 2004 the Company entered into a five year loan related to the purchase of a new vehicle. The principal amount of the loan is $26,216 at an interest rate of 5.38% annually. Monthly payments on the loan are approximately $496.

The loan payable balance at June 30, 2006 is as follows:

                                                                  2006
                                                               ---------

                 Total loan payable                            $ 17,022
                 Less current maturities                         (5,177)
                                                               ---------

                 Long-term loan payable                        $ 11,845
                                                               =========

The amount of principal maturities of the loan payable for the next three periods ending June 30, and in the aggregate is as follows:

                                                    2007       $  5,177
                                                    2008          5,455
                                                    2009          6,390
                                                               ---------

                                                               $ 17,022
                                                               =========



NOTE 5-           PROVISION FOR INCOME TAXES
                  --------------------------

                  Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 5-           PROVISION FOR INCOME TAXES (CONTINUED)
                  --------------------------------------

                  At June 30, 2006 the deferred tax assets consist of the following:

                                                    SIX MONTHS ENDED
                                                      JUNE 30,
                                                        2006
                                                    -----------
                  Deferred taxes due to net
                  operating loss carryforwards      $ 1,169,909

                  Less:  Valuation allowance         (1,169,909)
                                                    -----------

                  Net deferred tax asset            $        --
                                                    ===========



                  At June 30, 2006, the Company had deficits accumulated during the development stage in the approximate amount of $3,899,698 available to offset future taxable income through 2026. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

NOTE 6-           OPERATING LEASES
                  ----------------

                  The Company leases office space under a lease that commenced October 15, 2004. Monthly payments under the initial lease term range from $3,000 to $3,400. During the second quarter of 2006 the Company entered into a lease agreement for additional office space for a term of three years commencing June 1, 2006. The term of the initial leased space was extended at the same time and both leases now expire on May 31, 2009. The Company is required to pay property taxes, utilities, insurance and other costs relating to the leased facilities.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 6-           OPERATING LEASES (CONTINUED)
                  ----------------------------

                  Minimum lease payments under the operating lease are as follows:


                  FOR THE PERIODS ENDING
                        JUNE 30,
                  ----------------------

                         2007                     $ 59,200
                         2008                       60,000
                         2009                       55,000
                                                  ---------

                                                  $174,200
                                                  =========

NOTE 7-           GOING CONCERN
                  -------------

                  As shown in the accompanying financial statements, the Company incurred substantial net losses for the periods ended June 30, 2006 and 2005, and has no revenue stream to support itself. This raises doubt about the Company's ability to continue as a going concern.

                  The Company's future success is dependent upon its ability to raise additional capital or to secure a future business combination. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. Management believes they can raise the appropriate funds needed to support their business plan and acquire an operating, cash flow positive company.

                  The financial statements do not include any adjustments relating to the recoverability or classification of recorded assets and liabilities that might result should the Company be unable to continue as a going concern.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 8-           STOCKHOLDERS' EQUITY (DEFICIT)
                  ------------------------------

                  COMMON STOCK
                  ------------

                  The Company has 50,000,000 shares of common stock authorized at June 30, 2006 and December 31, 2005, respectively, at no par value.

                  At June 30, 2006 and December 31, 2005, the Company has 47,185,637 and 45,866,087 common shares issued and outstanding, respectively.

                  THE FOLLOWING DETAILS THE STOCK TRANSACTIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006:

                  The Company issued 1,319,550 shares of stock for $1,485,890 cash.

                  THE FOLLOWING DETAILS THE STOCK TRANSACTIONS FOR THE YEAR ENDED DECEMBER 31, 2005:

                  The Company issued 745,655 shares of stock for $914,507 cash.

                  The Company issued 37,500,000 shares of common stock to Careful Sell Holding, L.L.C. in connection with the Technology Contribution Agreement referred to in (Note 9).

                  The Company issued 80,800 shares of common stock as the remaining balance due in exchange for real estate at a value of $1.00 per share.

                  The Company issued 53,500 shares of common stock for services at a value of $1.00 per share.

                  The Company issued 1,087 shares of common stock in conversion of accounts payable to equity at a value of $1.00 per share.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 8-           STOCKHOLDERS' EQUITY (DEFICIT)
                  ------------------------------

                  WARRANTS
                  --------

                  The Company issued -0- and -0- Class A warrants during the six months ended June 30, 2006 and 2005, respectively. These warrants were exercisable for the purchase of common stock for $9.00 per share. These warrants initially expired on July 31, 2005. Effective July 29, 2005 the Company modified the terms of the Class A warrants and extended the term for exercise. Each holder of Class A warrants was provided with written notice of the right to exchange the Class A warrants for Class C, D and E warrants. As of December 31, 2005 all of the remaining outstanding Class A warrants had expired.

                  For each Class A warrant exchanged the Shareholder shall receive one Class C warrant, one Class D warrant and one Class E warrant.

                  Class C warrants shall be exercisable, at an exercise price of $1.00 per share, for a period of thirty days from the date that the Shareholder signs the written form agreeing to the Warrant Exchange Program. No Class C warrants were issued.

                  For each Class C warrant exercised, the Shareholder shall be entitled to exercise one Class D warrant, at an exercise price of $2.75 per share, for a period of ninety days from agreeing to the Warrant Exchange Program. The Company issued 27,000 and -0- Class D warrants during the six months ended June 30, 2006 and 2005, respectively. A total of 211,000 Class D warrants were outstanding as of June 30, 2006.

                  For each Class D warrant exercised, the Shareholder shall be entitled to exercise one Class E warrant, at an exercise price of $4.00 per share, for a period of one hundred fifty days from agreeing to the Warrant Exchange Program. To the extent that a Shareholder does not exercise their Class D warrants before they expire, the corresponding number of Class E warrants shall become null and void and of no further force or effect. The Company issued 27,000 and -0- Class E warrants during the six months ended June 30, 2006 and 2005, respectively. A total of 211,000 Class E warrants were outstanding as of June 30, 2006.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 8-           STOCKHOLDERS' EQUITY (DEFICIT)
                  ------------------------------

                  WARRANTS (CONTINUED)
                  --------

                  The Company issued 1,291,050 and 816,867 Class B warrants during the six months ended June 30, 2006 and 2005, respectively. The Class B warrants entitle the holder to purchase one share of common stock for $2.75 per share. A total of 3,591,217 Class B warrants were exercisable at June 30, 2006. None of the Class B warrants were exercised during the six months ended June 30, 2006. The Class B warrants initially expired on July 15, 2005. Effective July 1, 2005 the Company authorized the extension of the expiration date of the Class B warrants up until, but no later than, one year after the stock in the Company is publicly trading.

NOTE 9-           RELATED PARTY TRANSACTION
                  -------------------------

                  In January 2005 the Company formalized a prior intended agreement with Careful Sell Holding, L.L.C. ("Careful Sell"), a Delaware limited liability company formed by the President of the Company. The Company's President and his spouse, a Director of the Company, own all of the limited liability interests of Careful Sell. The Company's President is also the Manager of Careful Sell. Under the revised agreement the Company entered into a Technology Contribution Agreement (the "Agreement"), with Careful Sell. Careful Sell is the owner of all the rights to the inventions of the Company's President. The Agreement transfers to the Company the rights to commercialize such inventions and to operate and use the related processes and apparatus to make, sell, use and otherwise dispose of products, which may be processed utilizing the inventions. The terms of the Agreement include a provision whereby the Company will pay Careful Sell royalties of 2% of all revenues derived from the inventions. In further consideration for the transfer of the inventions, the Company has issued to Careful Sell a total of 37,500,000 shares of common stock of the Company. This Agreement supercedes a prior agreement not formalized between the Company and Careful Sell in 2002.

                           CARBON RECOVERY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2006 AND 2005

NOTE 9-           RELATED PARTY TRANSACTION (CONTINUED)
                  -------------------------------------

                  In January 2006 Careful Sell merger with PSO Enterprises, Inc., a Delaware corporation ("PSO"). At that time the separate existence of Careful Sell ceased and PSO continues as the surviving corporation. At that time the members of Careful Sell were issued 10,000,000 shares of PSO representing a 100% interest in PSO. In February 2006 PSO reversed merged into Mobilestream Oil.

NOTE 10-          RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
                  -----------------------------------------------------

                  The Company has restated its previously issued financial statements for the year ended December 31, 2005 on its report dated March 3, 2006. The Company has restated its financial statements to properly reflect the effect of a non-monetary transfer of an asset between the Company and a related entity. This transaction resulted in a decrease in stockholders' equity of $37,500,000. There was no effect on the net loss applicable to common shares for the year ended December 31, 2005.

NOTE 11-          COMMITMENTS AND CONTINGENCIES
                  -----------------------------

                  Effective January 1, 2005 the Company entered into an employment agreement with its President. Under the agreement the President shall be entitled to an annual base salary of $250,000 in 2005 escalating to $366,025 in 2009. In 2005,
                  $156,000 of the salary shall be paid ratably during the course of the year and the remaining $94,000 will be paid in accordance with the terms of the agreement. The initial term of the agreement is for a period of five years. The President has the option to renew this agreement for a second five-year term. In addition to the base salary the Company has granted the President 545,000 shares of restricted common stock as deferred compensation. The common stock vests to the President over a five-year period commencing January 1, 2005.

                  During the fourth quarter of 2005 the Company entered into an agreement to purchase equipment for a total purchase price of approximately $328,000. As of June 30, 2006 the Company has made payments of approximately $251,000 toward the purchase of the equipment. Delivery of the equipment is anticipated during the third quarter of 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GLOBAL RESOURCE CORPORATION



                                              By: /s/ Frank G. Pringle

Dated: August 7, 2007